Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet and the Unaudited Pro Forma Condensed Consolidated Statements of Operations are derived from the historical consolidated financial statements of Iron Mountain Incorporated (the “Company”) and give effect to (i) the stock and asset sale (the “Sale”) of the Company’s online backup and recovery, digital archiving and eDiscovery solutions businesses (the “Digital Business”) to Autonomy Corporation plc, a corporation formed under the laws of England and Wales (“Autonomy”), pursuant to the Purchase and Sale Agreement dated as of May 15, 2011 among the Company, certain subsidiaries of the Company and Autonomy (the “Agreement”); (ii) the receipt of the net proceeds from the Sale and the use of such net proceeds to repay outstanding debt; and (iii) the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.  The Digital Business, for current and prior periods, including the gain on the Sale, are expected to be presented as discontinued operations for financial reporting purposes beginning with the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2011.

Pro forma financial information is intended to provide investors with information about the continuing impact of a transaction by showing how a specific transaction might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical information give effect to events that are directly attributable to the Sale, factually supportable, and expected to have a continuing impact.

The unaudited pro forma condensed consolidated financial statements consist of:

•             Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011;

•             Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2011 and March 31, 2010; and

•             Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2010, December 31, 2009 and December 31, 2008.

The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to the Sale as if it occurred as of March 31, 2011 for the Unaudited Pro Forma Condensed Consolidated Balance Sheet and as of January 1, 2008 for the Unaudited Pro Forma Condensed Consolidated Statements of Operations.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s Current Report on Form 8-K, in which this presentation is included, dated June 8, 2011, the audited financial statements and notes and related Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011, as filed with the Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this Current Report on Form 8-K.

The pro forma adjustments to the statements of operations do not include the following revenues, expenses and events:

•             Potential future revenues associated with the reseller agreement with Autonomy that allows the Company to sell certain products and services of the Digital Business now owned by Autonomy and certain other Autonomy products and services as the amount of such revenues that will be earned is not factually supportable;

•             Certain non-recurring severance and retention bonuses payable upon the closing of the Sale estimated at approximately $6.7 million; and

•             The non-recurring gain on the Sale and the related tax effect.  The gain will be included in the Company’s results for the three month period ended June 30, 2011.

The Company did not account for or report the Digital Business as a separate, stand-alone entity or subsidiary for financial reporting purposes. The unaudited pro forma condensed consolidated financial statements do not purport to represent, and are not necessarily indicative of, what the Company’s actual financial position and results of operations would have been had the Sale occurred on the dates indicated. In addition, these unaudited pro forma condensed consolidated financial statements should not be considered to be fully indicative of the Company’s future financial performance. For example, actions that management may undertake to reduce overhead expenses in light of the Sale are not reflected.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED BALANCE SHEET

March 31, 2011

(In thousands)

		Sale of Digital
	As Reported	Business		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$189,817	$—	(a)	$189,817
Restricted cash	35,107	—		35,107
Accounts receivable, net	610,149	(45,569	)(b)	564,580
Deferred income taxes	43,080	(3,220	)(b)	39,860
Prepaid expenses and other	140,449	(6,724	)(b)	133,725
Total Current Assets	1,018,602	(55,513)		963,089
Property, Plant and Equipment, net	2,526,664	(39,021	)(b)	2,487,643
Other Assets, net:
Goodwill	2,379,264	(35,699	)(b)	2,343,565
Customer relationships and acquisition costs	476,755	(23,935	)(b)	452,820
Deferred financing costs	26,910	—		26,910
Other	41,907	(19,433	)(b)	22,474
Total Other Assets, net	2,924,836	(79,067)		2,845,769
Total Assets	$6,470,102	$(173,601)		$6,296,501

LIABILITIES AND EQUITY
Current Liabilities:
Current portion of long-term debt	$44,799	$—		$44,799
Accounts payable	132,139	(9,354	)(b)	122,785
Accrued expenses	421,878	(9,090	)(b)	477,788
		65,000	(c)
Deferred revenue	209,131	(32,178	)(b)	176,953
Total Current Liabilities	807,947	14,378		822,325
Long-term Debt, net of current portion	2,960,880	(388,526	)(a)	2,572,354
Other Long-term Liabilities	85,742	(1,020	)(b)	84,722
Deferred Rent	97,632	—		97,632
Deferred Income Taxes	489,915	(6,343	)(b)	483,572
Total Liabilities	4,442,116	(381,511)		4,060,605
Total Iron Mountain Incorporated Stockholders’ Equity	2,019,483	207,910	(c)	2,227,393
Noncontrolling Interests	8,503	—		8,503
Total Equity	2,027,986	207,910		2,235,896
Total Liabilities and Equity	$6,470,102	$(173,601)		$6,296,501

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2011

(In thousands, except per-share data)

		Sale of Digital
	As Reported	Business		Pro Forma
Revenues:
Storage	$450,149	$(32,067	)(d)	$418,082
Service	348,805	(14,398	)(d)	334,407
Total Revenues	798,954	(46,465)		752,489
Operating Expenses:
Cost of sales (excluding depreciation and amortization)	331,786	(9,914	)(d)	321,872
Selling, general and administrative	245,599	(31,095	)(d)	214,504
Depreciation and amortization	89,153	(7,821	)(d)	81,332
Loss on disposal/writedown of property, plant and equipment, net	723	—		723
Total Operating Expenses	667,261	(48,830)		618,431
Operating Income	131,693	2,365		134,058
Interest Expense, Net	50,391	(2,914	)(e)	47,477
Other Income, Net	(8,885)	—		(8,885)
Income from Continuing Operations Before Provision for Income Taxes	90,187	5,279		95,466
Provision for Income Taxes	15,568	2,058	(f)	17,626
Net Income from Continuing Operations	74,619	3,221		77,840
Less: Income from Continuing Operations Attributable to Noncontrolling Interests	1,159	—		1,159
Net Income Attributable to Iron Mountain Incorporated	$73,460	$3,221		$76,681
Earnings per common share:
Net Income Attributable to Iron Mountain Incorporated per Share—Basic	$0.37			$0.38
Net Income Attributable to Iron Mountain Incorporated per Share—Diluted	$0.37			$0.38
Weighted Average Common Shares Outstanding—Basic	200,228			200,228
Weighted Average Common Shares Outstanding—Diluted	201,251			201,251

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2010

(In thousands, except per-share data)

		Sale of Digital
	As Reported	Business		Pro Forma
Revenues:
Storage	$428,182	$(29,174	)(d)	$399,008
Service	348,324	(18,771	)(d)	329,553
Total Revenues	776,506	(47,945)		728,561
Operating Expenses:
Cost of sales (excluding depreciation and amortization)	325,232	(12,604	)(d)	312,628
Selling, general and administrative	233,852	(32,962	)(d)	200,890
Depreciation and amortization	85,784	(9,745	)(d)	76,039
Gain on disposal/writedown of property, plant and equipment, net	(1,053)	—		(1,053)
Total Operating Expenses	643,815	(55,311)		588,504
Operating Income	132,691	7,366		140,057
Interest Expense, Net	56,562	(2,914	)(e)	53,648
Other Expense, Net	8,819	—		8,819
Income from Continuing Operations Before Provision for Income Taxes	67,310	10,280		77,590
Provision for Income Taxes	41,471	4,008	(f)	45,479
Net Income from Continuing Operations	25,839	6,272		32,111
Less: Income from Continuing Operations Attributable to Noncontrolling Interests	273	—		273
Net Income Attributable to Iron Mountain Incorporated	$25,566	$6,272		$31,838
Earnings per common share:
Net Income Attributable to Iron Mountain Incorporated per Share—Basic	$0.13			$0.16
Net Income Attributable to Iron Mountain Incorporated per Share—Diluted	$0.12			$0.16
Weighted Average Common Shares Outstanding—Basic	203,581			203,581
Weighted Average Common Shares Outstanding—Diluted	204,705			204,705

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

(In thousands, except per-share data)

		Sale of Digital
	As Reported	Business		Pro Forma
Revenues:
Storage	$1,731,695	$(120,350	)(d)	$1,611,345
Service	1,395,854	(78,908	)(d)	1,316,946
Total Revenues	3,127,549	(199,258)		2,928,291
Operating Expenses:
Cost of sales (excluding depreciation and amortization)	1,254,198	(43,724	)(d)	1,210,474
Selling, general and administrative	927,873	(146,600	)(d)	781,273
Depreciation and amortization	344,283	(35,698	)(d)	308,585
Goodwill impairment	283,785	(283,785	)(d)	—
Gain on disposal/writedown of property, plant and equipment, net	(6,143)	(4,908	)(d)	(11,051)
Total Operating Expenses	2,803,996	(514,715)		2,289,281
Operating Income	323,553	315,457		639,010
Interest Expense, Net	220,986	(11,656	)(e)	209,330
Other Expense, Net	1,772	—		1,772
Income from Continuing Operations Before Provision for Income Taxes	100,795	327,113		427,908
Provision for Income Taxes	149,787	23,242	(f)	173,029
Net (Loss) Income from Continuing Operations	(48,992)	303,871		254,879
Less: Income from Continuing Operations Attributable to Noncontrolling Interests	4,908	—		4,908
Net (Loss) Income Attributable to Iron Mountain Incorporated	$(53,900)	$303,871		$249,971
Earnings (Losses) per common share:
Net (Loss) Income Attributable to Iron Mountain Incorporated per Share—Basic	$(0.27)			$1.24
Net (Loss) Income Attributable to Iron Mountain Incorporated per Share—Diluted	$(0.27)			$1.23
Weighted Average Common Shares Outstanding—Basic	201,991			201,991
Weighted Average Common Shares Outstanding—Diluted	201,991			202,997

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(In thousands, except per-share data)

		Sale of Digital
	As Reported	Business		Pro Forma
Revenues:
Storage	$1,667,642	$(122,272	)(d)	$1,545,370
Service	1,345,953	(72,603	)(d)	1,273,350
Total Revenues	3,013,595	(194,875)		2,818,720
Operating Expenses:
Cost of sales (excluding depreciation and amortization)	1,271,214	(46,797	)(d)	1,224,417
Selling, general and administrative	874,359	(115,026	)(d)	759,333
Depreciation and amortization	319,072	(36,492	)(d)	282,580
Loss on disposal/writedown of property, plant and equipment, net	406	24	(d)	430
Total Operating Expenses	2,465,051	(198,291)		2,266,760
Operating Income	548,544	3,416		551,960
Interest Expense, Net	227,790	(11,656	)(e)	216,134
Other Income, Net	(12,079)	—		(12,079)
Income from Continuing Operations Before Provision for Income Taxes	332,833	15,072		347,905
Provision for Income Taxes	110,527	5,878	(f)	116,405
Net Income from Continuing Operations	222,306	9,194		231,500
Less: Income from Continuing Operations Attributable to Noncontrolling Interests	1,429	—		1,429
Net Income Attributable to Iron Mountain Incorporated	$220,877	$9,194		$230,071
Earnings per common share:
Net Income Attributable to Iron Mountain Incorporated per Share—Basic	$1.09			$1.13
Net Income Attributable to Iron Mountain Incorporated per Share—Diluted	$1.08			$1.13
Weighted Average Common Shares Outstanding—Basic	202,812			202,812
Weighted Average Common Shares Outstanding—Diluted	204,271			204,271

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

(In thousands, except per-share data)

		Sale of Digital
	As Reported	Business		Pro Forma
Revenues:
Storage	$1,628,698	$(121,081	)(d)	$1,507,617
Service	1,426,436	(69,129	)(d)	1,357,307
Total Revenues	3,055,134	(190,210)		2,864,924
Operating Expenses:
Cost of sales (excluding depreciation and amortization)	1,382,019	(46,951	)(d)	1,335,068
Selling, general and administrative	882,364	(113,955	)(d)	768,409
Depreciation and amortization	290,738	(32,178	)(d)	258,560
Loss on disposal/writedown of property, plant and equipment, net	7,483	—		7,483
Total Operating Expenses	2,562,604	(193,084)		2,369,520
Operating Income	492,530	2,874		495,404
Interest Expense, Net	236,635	(11,656	)(e)	224,979
Other Expense, Net	31,028	—		31,028
Income from Continuing Operations Before Provision for Income Taxes	224,867	14,530		239,397
Provision for Income Taxes	142,924	5,666	(f)	148,590
Net Income from Continuing Operations	81,943	8,864		90,807
Less: Loss from Continuing Operations Attributable to Noncontrolling Interests	(94)	—		(94)
Net Income Attributable to Iron Mountain Incorporated	$82,037	$8,864		$90,901
Earnings per common share:
Net Income Attributable to Iron Mountain Incorporated per Share—Basic	$0.41			$0.45
Net Income Attributable to Iron Mountain Incorporated per Share—Diluted	$0.40			$0.45
Weighted Average Common Shares Outstanding—Basic	201,279			201,279
Weighted Average Common Shares Outstanding—Diluted	203,290			203,290

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

Pro forma information is intended to reflect the impact of the Sale on the Company’s historical financial position and results of operations through adjustments that are directly attributable to the Sale, that are factually supportable and, with respect to the pro forma statements of operations, that are expected to have a continuing impact. In order to accomplish this, the Company eliminated the historical results of the Digital Business from the Company’s historical financial position and results of operations. This elimination represents the assets that were conveyed to, and liabilities that were assumed by, Autonomy as a result of the Sale.  It also reflects the elimination of the operating results of the Digital Business. These unaudited pro forma condensed consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma consolidated results of operations and financial position giving effect to the Sale. The Digital Business, for current and prior periods, including the gain on the Sale, are expected to be presented as discontinued operations for financial reporting purposes beginning with the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2011.

The pro forma balance sheet as of March 31, 2011 assumes that the Sale closed on March 31, 2011 and, as such, the assets were conveyed to, and liabilities were assumed by, Autonomy pursuant to the Agreement on such date.  The pro forma statements of operations assume that the Sale took place on January 1, 2008 and, as such, the results of operations of the Digital Business were eliminated as of such date.

a)              Reflects cash proceeds received at the closing of the Sale of approximately $396.0 million, net of estimated transaction-related costs and expenses of approximately $7.4 million.  The cash proceeds consist of the initial purchase price of $380.0 million and a preliminary working capital adjustment of $16.0 million, which remains subject to a customary post-closing adjustment based on the amount of working capital at closing.  Pursuant to the Agreement, the purchase price will be increased on a dollar-for-dollar basis if the working capital balance at the time of closing exceeds the target amount of working capital as set forth in the Agreement and decreased on a dollar-for-dollar basis if such closing working capital balance is less than the target amount. The Company used the net proceeds received from the Sale to pay down amounts outstanding under the Company’s senior credit facilities and for other general corporate purposes.  We have reflected the net proceeds as a reduction of the amounts outstanding under our senior credit facilities on the pro forma consolidated balance sheet as of March 31, 2011.

b)             These adjustments represent the elimination of the assets transferred and liabilities assumed by Autonomy as part of the Sale.

c)              We will recognize an estimated gain for financial reporting purposes in our consolidated financial statements in the quarter ended June 30, 2011 equal to the excess of the purchase price received by the Company, less transaction expenses, over the book value of the assets sold and liabilities assumed by Autonomy in the Sale. The estimated gain has been included as an adjustment to retained earnings but has not been reflected in the pro forma statements of operations as it is non-recurring in nature.  Furthermore, it is estimated that the Sale will result in income taxes payable of approximately $65.0 million, which is subject to further refinement and adjustment based on a more comprehensive tax analysis and review.  Such income taxes payable are reflected as an adjustment in the pro forma condensed consolidated balance sheet as of March 31, 2011, however, as the charge is non-recurring, such amount is not reflected in the pro forma statements of operations for any periods presented.

d)             These adjustments reflect the elimination of the operating results of the Digital Business.

e)              Reflects a reduction of interest expense based on the estimated net proceeds of $396.0 million, less estimated transaction-related costs and expenses of $7.4 million, at an average assumed rate of interest of 3%.  The 3% interest rate assumed is representative of the weighted average interest rate applicable during the periods.

f)                The adjustment includes a provision for income taxes on the pro forma earnings adjustments at an assumed statutory tax rate of 39%. Additionally, the fiscal year 2010 adjustment includes the reversal of the actual income tax benefit of approximately $6.3 million that was recorded as a result of the goodwill impairment charge.